                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

                         [X] Preliminary Proxy Statement
                [_] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                         [_] Definitive Proxy Statement
                       [_] Definitive Additional Materials
                  [_] Soliciting Material Under (S) 240.14a-12

                           SIGHT RESOURCE CORPORATION

                           --------------------------
                (Name of Registrant as Specified In Its Charter)

                       -----------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

                [_] Fee computed on table below per Exchange Act
                          Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              (4) Proposed maximum aggregate value of transactions:

                               (5) Total fee paid:

[] Fee paid previously with preliminary materials.

       [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                        [Logo Sight Resource Corporation]

                           Sight Resource Corporation

                          6725 Miami Avenue, Suite 102

                              Cincinnati, OH 45243

                                                                    May __, 2002

   Dear Stockholder,

     You are cordially invited to attend the 2002 annual meeting of stockholders of Sight Resource Corporation to be held at 10:00 a.m. on Thursday, May 30, 2002 at the Company's headquarters, 6725 Miami Avenue, Suite 102, Cincinnati, Ohio 45243.

     At the annual meeting, we will ask you to elect two members to the board of directors. We will also seek your approval of the 2002 Employee, Director and Consultant Stock Plan. In addition, we will ask your approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.01 per share, from 50,000,000 shares to 70,000,000 shares. We will also seek your approval to ratify the selection of KPMG LLP as our independent public accountants. The board of directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.

     We hope you will be able to attend the annual meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the annual meeting.

                               Sincerely,

                               /s/ CARENE S. KUNKLER

                               CARENE S. KUNKLER
                               President and Chief Executive Officer



                            YOUR VOTE IS IMPORTANT.

                       PLEASE RETURN YOUR PROXY PROMPTLY.

                      [LOGO OF SIGHT RESOURCE CORPORATION]

               PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

                           Sight Resource Corporation
                          6725 Miami Avenue, Suite 102
                              Cincinnati, OH 45243

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be Held May 30, 2002

                                ----------------

 To the Stockholders of Sight Resource Corporation:

     NOTICE IS HEREBY GIVEN that an annual meeting of the stockholders of Sight Resource Corporation, a Delaware corporation, will be held at 10:00 a.m. on Thursday, May 30, 2002 at our headquarters located at 6725 Miami Avenue, Suite 102, Cincinnati, Ohio 45243 for the following purposes:

1. To elect two members to the board of directors to serve until the annual meeting of stockholders in the year 2005 and until their successors are duly elected and qualified.

2. To consider and act upon a proposal to adopt the 2002 Employee, Director and Consultant Stock Plan.

3. To consider and act upon a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 50,000,000 to 70,000,000 shares.

4. To consider and act upon a proposal to ratify the appointment of KPMG LLP as our independent public accountants for the fiscal year ending December 28, 2002.

5. To transact such other business as may be properly brought before the annual meeting and any adjournments thereof.

     The board of directors has fixed the close of business on April 18, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournments or postponements thereof.

     Your vote is important. All stockholders are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, please promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                               By order of the board of directors,

                               /s/Carene S. Kunkler

                               CARENE S. KUNKLER
                               President and Chief Executive Officer

May ___, 2002

                      [LOGO OF SIGHT RESOURCE CORPORATION]
                           Sight Resource Corporation
                          6725 Miami Avenue, Suite 102
                              Cincinnati, OH 45243

                                ----------------
                                 PROXY STATEMENT
                                ----------------

     This proxy statement is furnished in connection with the solicitation by the board of directors of Sight Resource Corporation, a Delaware corporation, of proxies, in the accompanying form, to be used at the annual meeting of stockholders to be held at 10:00 a.m. on Thursday, May 30, 2002, at our headquarters located at 6725 Miami Avenue, Suite 102, Cincinnati, Ohio 45243 and any adjournments or postponements thereof.

     Where the stockholder specifies a choice on the proxy as to how his or her shares are to be voted, the shares will be voted accordingly. If no choice is specified, the shares will be voted: FOR the election of the two nominees for director named herein; FOR the proposal to adopt our 2002 Employee, Director and Consultant Stock Plan; FOR the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of common stock; and FOR the ratification of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 28, 2002.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a signed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the annual meeting and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the annual meeting and not revoked at or prior to the annual meeting, will be voted at the annual meeting. The presence, in person or by proxy, of the holders of a majority of the shares of our common stock, a par value of $0.01 per share, and Series B Convertible Preferred Stock, par value $0.01, outstanding and entitled to vote is necessary to constitute a quorum at the annual meeting.

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting is required to approve each proposal, other than the election of directors, which requires a plurality of the shares voted affirmatively or negatively at the annual meeting, and the proposal to amend our Certificate of Incorporation, which requires the affirmative vote of a majority of our common stock outstanding and entitled to vote at the annual meeting and the affirmative vote of the majority of our common stock and Series B Convertible Preferred Stock outstanding and entitled to vote at the annual meeting voting together as a class. With respect to the tabulation of votes on any matter, abstentions are treated as present or represented and entitled to vote at the annual meeting, while broker non-votes are treated as not being present or represented and entitled to vote at the annual meeting.

     This proxy statement and the accompanying proxy are being mailed on or about May 10, 2002 to all stockholders entitled to notice of and to vote at the annual meeting.

     The close of business on April 18, 2002 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting. As of the close of business on April

18, 2002, we had 30,698,309 shares of common stock and 1,452,119 shares of Series B Convertible Preferred Stock outstanding and entitled to vote. Holders of common stock are entitled to one vote per share on all matters to be voted on by stockholders and holders of Series B Convertible Preferred Stock are entitled to 2.1875 votes per share on all matters to be voted on by the stockholders.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this proxy statement, will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of common stock for their expenses in forwarding proxy materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by our directors, officers or employees. No additional compensation will be paid for such solicitation.

     The Annual Report to stockholders for the fiscal year ended December 29, 2001 is being mailed to the stockholders with this proxy statement, but does not constitute a part hereof.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the beneficial ownership of shares of our common stock and shares of our Series B Convertible Preferred Stock, in each case as of April 18, 2002, by (i) each stockholder known by us to own beneficially 5% or more of our outstanding shares of common stock, (ii) each current director, (iii) each named executive officer (as identified in the Summary Compensation Table below), and (iv) all directors and executive officers as a group:

                                            Common Stock            Preferred Stock
                                               Shares                   Shares
                                            Beneficially              Beneficially
                                              Owned(1)                  Owned(1)
Name and Address**
of Beneficial Owner                       Number     Percent        Number     Percent
-------------------                       ------     -------        ------     -------
Carlyle Venture Partners, L.P.(2)          6,119,143    17.2%    1,452,119        100%
 1001 Pennsylvania Avenue, N.W.
 Suite 220 South Washington, D.C.


Ryan M. Schwarz(2)                         6,119,143    17.2%    1,452,119        100%

Excalibur Investments B.V.(3)              7,807,685    25.4%            0         --
 Leidseplein 98 1017 PP Amsterdam
 Postbus 782 1000 AT Amsterdam

Dino Tabacchi(3)                           7,807,685    25.4%            0         --

E. Dean Butler(4)                          3,586,994    11.7%            0         --
 Mere Hall Broughton Green
 Droitwich Spa Worcestershire WR9
 7EE, England

William G. McLendon(5)                       364,895     1.2%            0         --
William T. Sullivan(6)                       241,990        *            0         --
Carene S. Kunkler(7)                         684,742     2.2%            0         --
Russell E. Taskey(8)                          58,900        *            0         --
William Connell                              221,440        *            0         --
Christian E. Callsen(9)                       32,000        *            0         --
Craig H. Risk(10)                            281,802        *            0         --
Duane D. Kimble, Jr.                               0        *            0         --
Sandra K. Likes(11)                          286,233        *            0         --
All Directors and executive               19,685,824    53.8%            0         --
 officers as a group (12 persons)(12)
 --------

  * Represents beneficial ownership of less than 1% of our common stock.

 ** Addresses are given for beneficial owners of more than 5% of our outstanding common stock.

(1) The number of shares of common stock issued and outstanding on April 18, 2002 was 30,698,309 and the number of shares of Series B Convertible Preferred Stock issued and outstanding on April 18, 2002 was 1,452,119. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2) The securities of the Company which are reported for Carlyle Venture Partners L.P. ("CVP") include securities directly beneficially owned by each of CVP, C/S Venture Investors, L.P. ("C/S"), Carlyle U.S. Venture Partners, L.P. ("CUS") and Carlyle Venture Coinvestment, L.L.C. ("CVC" and together with CVP, C/S and CUS, the "Carlyle Entities"), and indirectly beneficially owned by TCG Ventures, Ltd. ("Ventures Ltd."), the general partner of CVP and C/S, and TCG Ventures, L.L.C. ("Ventures LLC"), the general partner of CUS and the managing member of CVC, as follows: (A) the aggregate of 6,119,143 shares on a common stock equivalent basis (the "Securities") held by the Carlyle Entities include:
(a) 1,221,999 shares of Common Stock issued as stock dividends; (b) 3,176,511 shares of Common Stock issuable upon conversion of 1,452,119 shares of Series B Convertible Preferred Stock of the Company; and (c) 1,720,633 shares of Common Stock issuable upon exercise of Investor Warrants, after adjustment for anti-dilution rights; and (B) each of the Carlyle Entities directly beneficially owns the following Securities: (a) CVP owns 4,317,436 shares on a common stock equivalent basis, with sole voting and dispositive power relating thereto; (ii) C/S owns 881,719 shares on a common stock equivalent basis, with sole voting and dispositive power relating thereto; (iii) CUS owns 572,604 shares on a common stock equivalent basis, with sole voting and dispositive power relating thereto; and (iv) CVC owns 347,384 shares on a common stock equivalent basis, with sole voting and dispositive power thereto. Ventures LLC is the sole shareholder of Ventures Ltd. Each of CVP, C/S, CUS, CVC, Ventures Ltd. and Ventures LLC disclaim beneficial ownership of all securities of the Company directly beneficially owned by each other Carlyle Entity or deemed indirectly beneficially owned by Ventures Ltd. and/or Ventures LLC. Mr. Ryan M. Schwarz, a director of the Company is a non-managing member of CVC. Mr. Schwarz is also a principal of entities affiliated with CVC, Ventures LLC and Ventures Ltd. Mr. Schwarz disclaims beneficial ownership of all securities of the Company directly or indirectly owned by CVC, Ventures LLC or any other affiliate of any Carlyle Entity, except to the extent of his pecuniary interests therein. Each of the Carlyle Entities, Ventures Ltd. and Ventures LLC and Mr. Schwarz disclaim being part of a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or for any other purpose.

(3) Includes 6,000,000 shares of common stock held by Excalibur Investments B.V. ("Excalibur") and 1,807,685 shares of Common Stock held by Euro Ventures Equity Holding B.V. ("Euro Ventures"), a wholly owned subsidiary of Excalibur, Mr. Tabacchi, a member of our board of directors, is the majority shareholder of Edec Holdings s.r.l ("Edec"). Excalibur is a wholly owned subsidiary of Edec. Mr. Tabacchi may be deemed to share beneficial ownership of shares owned by Excalibur, but Mr. Tabacchi disclaims any such beneficial ownership. Mr. Tabacchi's address is the same as the address for Excalibur.

(4) Includes 43,243 shares of common stock issuable upon exercise of stock options within 60 days after April 18, 2002.

(5) Includes 65,000 shares of common stock issuable upon exercise of stock options within 60 days after April 18, 2002. Also includes 23,000 shares of common stock held by a member of Mr. McLendon's immediate family of which Mr. McLendon disclaims beneficial ownership.

(6) Includes 100,000 shares of common stock issuable upon exercise of stock options within 60 days after April 18, 2002. Mr. Sullivan resigned his positions as President and Chief Executive Officer and Class B director, effective May 23, 2001.

(7) Includes 442,461 shares of common stock issuable upon exercise of stock options within 60 days after April 18, 2002.

(8) Includes 40,000 shares of common stock issuable upon exercise of stock options within 60 days after April 18, 2002.

(9) Includes 5,000 shares issuable upon exercise of stock options within 60 days after April 18, 2002. Mr. Callsen has resigned his position as Chairman of the board of directors, but remained as a Class B director, effective May 23, 2001.

(10) Includes 281,802 shares of common stock issuable upon exercise of stock options within 60 days after April 18, 2002.

(11) Includes 43,243 shares of common stock issuable upon exercise of stock options within 60 days after April 18, 2002.

(12) See footnotes 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 above.

Change in Control During Last Fiscal Year

      On July 20, 2001, pursuant to an Agreement and Plan of Merger, or the Merger Agreement, dated as of May 23, 2001 by and among us, Eyeshop Acquisition Corporation, or EAC, a Delaware corporation and our wholly owned subsidiary and eyeshop.com, inc., or Eyeshop, a Delaware corporation, EAC merged with and into Eyeshop (the "Merger") and Eyeshop became our wholly owned subsidiary. Although Eyeshop became our wholly owned subsidiary, through the Merger and related sales of common stock, control was changed from being vested in the public at large to being vested in the former stockholders of Eyeshop and their associates as described below.

     Pursuant to the Merger Agreement, Eyeshop stockholders exchanged their Eyeshop stock for the following at the closing of the Merger:

     . Each outstanding share of Eyeshop common stock was exchanged for 4.52 shares of our common stock;

     . Each outstanding share of Eyeshop Series A Preferred Stock was exchanged for 9.79 shares of our common stock; and

     . Each outstanding share of Eyeshop Series B Preferred Stock was exchanged for 33.72 shares of our common stock.

     Pursuant to the Merger Agreement, former Eyeshop stockholders are also entitled to receive additional shares of our common stock if and when the options, warrants and other rights to receive our common stock that were held by our securityholders as of May 23, 2001 are exercised.

     On May 23, 2001, we entered into a common stock purchase agreement with Eyeshop and certain investors associated with Eyeshop (the "Stock Purchase Agreement"), pursuant to which we sold, in two tranches, an aggregate of 5,000,000 shares of our common stock at a price of $0.20 per share for an aggregate purchase price of $1,000,000, to persons associated with

Eyeshop. We closed on the sale of the first tranche of 1,250,000 shares for $250,000 on May 23, 2001. The second tranche of 3,750,000 shares for $750,000 closed on July 20, 2001.

     On May 31, 2001, we entered into a common stock purchase agreement with certain investors associated with Eyeshop (the "Second Stock Purchase Agreement"), to sell an aggregate of 6,569,500 shares of our common stock at a price of $0.20 per share for an aggregate purchase price of $1,313,900. We closed on the sale of the 6,569,500 shares on July 20, 2001.

     The sources of the funds used to purchase the shares under the Stock Purchase Agreement and the Second Stock Purchase Agreement were personal funds, working capital and funds from affiliates of the investors.

     Pursuant to the terms of the Merger Agreement, the Common Stock Purchase Agreement and the Second Stock Purchase Agreement, certain members of management of Eyeshop were appointed to management positions as follows: E. Dean Butler became the Chairman of our board of directors; Carene Kunkler became our President and Chief Executive Officer and a director; and William Connell and Dino Tabacchi were appointed to our board of directors. In connection with these appointments, Steve Blinn resigned as a director and William T. Sullivan resigned from his positions as President and Chief Executive Officer and as a director. As a result of the foregoing, persons associated with Eyeshop hold four of the eight seats on the board of directors.

     Immediately after the Merger, (i) the former stockholders of Eyeshop held approximately 25% of our common stock and (ii) the investors associated with Eyeshop who purchased shares our common stock pursuant to the Common Stock Purchase Agreement and the Second Stock Purchase Agreement held approximately 39% of our common stock. Immediately after the Merger, collectively, the former stockholders of Eyeshop together with the common stock purchasers associated with Eyeshop held approximately 18,876,162 shares of our common stock immediately after the merger, or approximately 64% of our issued and outstanding common stock and 61% of our issued and outstanding voting securities.

     In connection with the foregoing, all of the investors who purchased our common stock pursuant to the Common Stock Purchase Agreement and the Second Stock Purchase Agreement, all of the former Eyeshop stockholders and all of our officers and directors entered into voting agreements, dated May 23, 2001 (the "Voting Agreements"), as a condition to the closing of the transactions. Each of the Voting Agreements provides that the security holders subject to the Voting Agreement agree to vote in favor of the following nominees to the board of directors when the class of directors in which they are members is up for reelection during the three years following the effective time of the Merger: E. Dean Butler, Carene Kunkler, William Connell, Christian Callsen, William McLendon and/or Ryan Schwarz (and for any of the foregoing who does not serve, that person's designee); and, to the extent there are positions on the board of directors not filled by any of the foregoing, for any additional nominees recommended to the stockholders for election by the board of directors.

                                   MANAGEMENT

Directors

     Our Certificate of Incorporation provides for a classified board of directors, consisting of three classes of directors, with each class to be as nearly equal in number as is reasonably possible. We have designated two Class A Directors (Ms. Kunkler and Mr. Schwarz), three Class B Directors (Mr. Butler, Mr. Callsen and Mr. Taskey) and two Class C Directors (Mr. Connell and Mr. McLendon). The Class C Directors constitute a class with a term that expires at this year's annual meeting. The Class A and Class B Directors will serve until the annual meetings of stockholders to be held in 2003 and 2004, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

     Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies and certain private companies in which such persons hold directorships.

Name                       Age         Position with the Company
----                       ---         -------------------------

E. Dean Butler             57          Chairman of the Board of Directors
Carene S. Kunkler          46          President, Chief Executive Officer
                                        and Director
Christian E. Callsen       64          Director
William Connell            62          Director
William G. McLendon        50          Director
Ryan M. Schwarz            35          Director
Dino Tabacchi              56          Director
Russell E. Taskey          68          Director


     E. Dean Butler has been a director since May 2001 and serves as our Chairman. Mr. Butler served as the Chairman of eyeshop.com, inc., a private optical concept company, from 1999 to May 2001. Mr. Butler served as Chairman of Vision Express (UK) Limited Group, an optical retailer, which he created, from 1988 until 1997. Mr. Butler established LensCrafters, Inc., an optical retail company, in 1983, sold the company to United States Shoe Corp. in 1984 and remained Chief Executive Officer of LensCrafters, Inc. until 1987. Prior thereto, Mr. Butler held several different positions in the advertising and marketing division of The Procter & Gamble Company from 1969 to 1983. Mr. Butler is a director of 1-800 CONTACTS, Inc., a Utah-based contact lens retailer.

     Carene S. Kunkler has been a director since May 2001 and serves as our President and Chief Executive Officer. Ms. Kunkler served as Chief Executive Officer of eyeshop.com USA, inc., a subsidiary of eyeshop.com, inc., from 2000 to May 2001. She served in the following positions at LensCrafters, Inc., an optical retail company, from 1987 to 2000: Vice President, Sun Category; Vice President of Product Supply; Associate General Manager of Stores; and Senior Marketing Director. Prior thereto, Ms. Kunkler served in the advertising and marketing division of The Procter & Gamble Company from 1979 to 1987.

     Christian E. Callsen has been a director since May 1999 and served as our Chairman from October 2000 until May 2001. Mr. Callsen has served as President and Chief Executive Officer of Polymer Concepts, Incorporated, formerly known as Allen Medical Systems, a private Cleveland-based medical devices manufacturer, since 1996. Prior thereto he served in the following positions at various times throughout his professional career: President and Chief Operating Officer of Applied Medical Technology, Inc.; President, Chief Operating Officer and Director of Professional Veterinary Hospitals of America, Inc.; President and Chief Operating Officer of HLS Management Company; and Chairman and Chief Executive Officer of the Optical Group of Cole National Corporation.

     William Connell has been a director since May 2001. Mr. Connell has served as Chairman of EDB Holdings, Inc., a venture capital company specializing in optical retailing, since 1997. Prior thereto, Mr. Connell served as Vice Chairman and President of Whittle Communications L.P. from 1990 to 1994, and as a Corporate Vice President of The Procter & Gamble Company from 1984 to 1990. Mr. Connell is a director of Remington Products Company, L.L.C., Aurora Foods Inc. and Information Resources, Inc.

     William G. McLendon has been a director since our inception in 1992 and served as our President from 1992 to January 1998 and Chief Executive Officer from April 1994 to January 1998. From January 1999 to present, Mr. McLendon has been President of Epion Corporation, a division of JDS Uniphase. Mr. McLendon served as Vice President and Chief Financial Officer of IBIS Technology Corporation, a manufacturer of silicon-based materials for semiconductors, from 1990 to 1992. Prior thereto, Mr. McLendon was the Vice President, Chief Financial Officer and Treasurer of Summit Technology, Inc. from 1986 to 1990, and was Vice President and Chief Financial Officer of Zymet, Inc. from 1983 to 1985. Mr. McLendon is a Director of Epion Corporation, a company that develops advanced materials and new technology for semiconductors and other applications.

     Ryan M. Schwarz has been a director since May 2000. Mr. Schwarz is a Principal of the entities affiliated with the Carlyle Entities and is a non-managing member of CVC. Prior to joining Carlyle in 1997, Mr. Schwarz was a Vice President in Robertson Stephens & Company's health care services investment banking group. Prior thereto, Mr. Schwarz was with the Mergers and Acquisitions department of Morgan Stanley & Co. Mr. Schwarz serves on the boards of directors of Connecticare Holding Co., Inc., Heritage Health Systems, Inc., Intellistaf, Inc., Fairchild Imaging, Inc. and Primary Health, Inc.

     Russell E. Taskey has been a director since November 1992. Mr. Taskey is currently President of R.E. Taskey Associates, a human resource consulting firm. Mr. Taskey served as Vice President of Human Resources at The Analytic Sciences Corporation from 1973 to 1994. Mr. Taskey was the founding President and is presently a director of the Northeast Human Resources

Association, a 2,000-person human resource professional association. He also serves on the advisory board of Active Control Experts and the advisory board of Epion Corporation.

     Dino Tabacchi has been a director since July 2001. Mr. Tabacchi is currently the Deputy Chairman of the Board of Safilo Spa, a frame manufacturer in Italy, and from 1995 to 1997 was the Deputy Chairman of the Board of Vision Express Group, which is an optical chain in the United Kingdom.

Committees of the Board of Directors and Meetings

     Meeting Attendance. During the fiscal year ended December 29, 2001 there were sixteen meetings of the board of directors, and the Audit Committee and the Compensation Committee of the board of directors met a total of four and two times, respectively. With the exception of Ryan M. Schwarz, no director attended fewer than 75% of the total number of meetings of the board of directors and of committees of the board of directors on which he served during fiscal 2001. Ryan Schwarz attended 67% of the total number of meetings of the board of directors and of the committees of the board of directors on which he served during fiscal 2001. In addition, from time to time, the members of the board of directors and its committees acted by unanimous written consent pursuant to Delaware law.

     Audit Committee. The Audit Committee has three members: Mr. McLendon, Mr. Callsen and Mr. Tabacchi. The Audit Committee reviews the engagement of our independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. The Audit Committee met four times during the year ended December 29, 2001. Please see also the report of the Audit Committee set forth elsewhere in this proxy statement.

     Compensation Committee. The Compensation Committee, which met twice during fiscal 2001, has three members: Mr. Connell, Mr. Schwarz and Mr. Taskey. The Compensation Committee reviews, approves and makes recommendations on our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the board of directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee also administers our 1992 Employee, Director and Consultant Stock Option Plan. Please see also the report of the Compensation Committee set forth elsewhere in this proxy statement.

     The Audit Committee and Compensation Committee are the only standing Committees of the board of directors. We do not have a standing Nominating Committee.

Compensation of Directors

     We have implemented a stock option program under our 1992 Employee, Director and Consultant Stock Option Plan for non-employee directors. The 1992 Employee, Director and Consultant Stock Option Plan, which terminates on November 30, 2002, provides for a grant to each non-employee director immediately following each annual meeting of stockholders of a non-qualified option to purchase up to 5,000 shares of our common stock, provided that on such date such director has been in the continued and uninterrupted service as a director for a period of at least one year. Each such option has an exercise price equal to the fair market value of our common stock on the date of grant and vests in equal annual installments over two years. On April 23, 2002, the board of directors resolved not to issue any more stock option grants under the 1992 Employee, Director and Consultant Stock Option Plan and each non-employee director waived his or her future right to receive the annual 5,000 share non-qualified stock option grant provided for in the 1992 Employee, Director and Consultant Stock Option Plan. In addition to the foregoing on August 16, 2001 we issued options to the following directors all for services provided as our directors. Such options vest in equal installments over three years.

                                               No. of
                                            Common Stock
          Director                        Options Granted       Price
          --------                        ---------------       -----
          E. Dean Butler ............         175,000           $0.36
          Christian E. Callson ......         120,000           $0.39
          William Connell ...........          75,000           $0.36
          William G. McLendon .......          70,000           $0.36
          Russell E. Taskey .........         120,000           $0.36
          Dino Tabacchi .............          75,000           $0.36

     We have paid a total of $18,462 to E. Dean Butler, the Chairman of the board of directors, in exchange for consulting services rendered to us and for his service as the Chairman of the board of directors during the fiscal year ended December 29, 2001.

Executive Officers

     The names of, and certain information regarding, our executive officers as of December 29, 2001 who are not also directors, are set forth below.

Name                           Age         Position
----                           ---         -------------------------
Duane D. Kimble, Jr.(1) ....   41          Executive Vice President,
                                            Finance and Chief
                                            Financial Officer
Craig H. Risk(2) ...........   47          Senior Vice President
Sandra K. Likes(3) .........   51          Vice President


(1) Mr. Kimble became our Executive Vice President, Finance and Chief Financial Officer, effective August 30, 2001.

(2)  Mr. Risk became our Senior Vice President, effective May 23, 2001.

(3)  Ms. Likes became our Vice President, effective May 23, 2001.

     Duane D. Kimble, Jr. has been our Executive Vice President, Finance and Chief Financial Officer since August 2001. Prior to joining us, Mr. Kimble was the Executive Vice President and Chief Financial Officer of Baldwin Piano and Organ Company from August 1998 until June 2001 and the Director, Business and Operations, Analysis for Equistar Chemicals, LLC, a joint venture between Lyondell Petrochemical, Millennium Chemicals and Oxy Chemicals from 1997 through August 1998.

     Craig H. Risk has been our Senior Vice President since May 2001. Mr. Risk served as Senior Vice President for eyeshop.com, inc., a private optical concept company, from 2000 to May

     2001. Previously, Mr. Risk served as our Vice President of Operations from December 1997 to March 2000. Prior to that, Mr. Risk held the positions of President and Chief Executive Officer of Visual Options, Inc., an optical retailer, from 1993 to 1997.

     Sandra K. Likes has been our Vice President since May 2001. Ms. Likes served as Vice President of eyeshop.com, inc. from June 2000 to May 2001. She served in the following positions at LensCrafters, Inc., an optical retail company, from 1987 to 2000: Associate Vice President of Future Business; Category Manager for Contact Lenses; and Associate Vice President of Product. Prior to that, Ms. Likes served as Vice President and Divisional Merchandise Manager for Junior and Misses Sportswear of Elder Beerman Stores Corp, an independent retail department store chain.

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee consists of the following non-employee members of the board of directors: William Connell, Ryan M. Schwarz and Russell E. Taskey. The Compensation Committee determines and maintains our executive compensation policies and objectives and administers our 1992 Employee, Director and Consultant Stock Option Plan.

     The objectives of the Compensation Committee are to attract and retain highly talented and productive executives, to provide incentives for superior performance and to align the interests of executive officers, officers and certain senior management (all three groups collectively, the "Senior Managers") with the interests of our stockholders.

     Our executive compensation program combines cash compensation with long-term incentive compensation, consisting principally of stock option grants, to attract, motivate and maintain our executive officers, officers and senior management. In addition, executive officers, officers and senior management are included in our benefit plan which includes health, dental, life and disability insurance and which is offered to all of our employees.

     Cash compensation consists of base salary and annual bonus programs. When setting base salary levels, including the base salary level for the Chief Executive Officer, the Compensation Committee considers the individual's salary history, experience, performance and contribution to the management team. The Compensation Committee also considers salaries of executives in other companies of similar size and industry, as well as the competitive market conditions, for the purpose of determining base salary necessary to recruit and retain highly talented and productive executives. The Compensation Committee generally intends to target base salary levels of our executive officers, including our Chief Executive Officer, to the mid-range of such comparable companies. Also considered are our performance, the performance of the specific area of business for which executive officers, officers and senior management, respectively, have direct responsibility, and progress towards implementing our business plan.

     Cash bonuses are awarded to executive officers, officers and senior management principally as a mechanism to recognize and reward individual and/or our achievements. Cash bonuses are awarded based upon progress towards meeting specific goals established in writing at the time that final budgets for the fiscal year are approved, including the performance of the specific area of business for which the executive officers, officers and senior management have direct responsibility and progress towards implementing and achieving our business plan and profit goals. The amount of such bonuses will vary depending upon the above mentioned factors and in determining such amounts the Compensation Committee will consider a bonus range based on minimum and maximum percentages of the executive officers, officers and senior management's base salary.

     The Compensation Committee believes that stock option grants: (1) align executive officers, officers and senior management's interest with stockholder interest by creating a direct link between compensation and stockholder return;
(2) assure that executive officers, officers and senior management maintain a significant long-term interest in our success; and (3) help retain executive officers, officers and senior management in a competitive market. Option grants are made from time to time to executive officers, officers and senior management whose contributions have or will have a significant impact on our long-term performance. Our determination of whether option grants are appropriate each year is based upon individual and/or our performance measures established for each individual, including our Chief Executive Officer. Generally, options vest in equal annual installments over a period of three years and expire ten years from the date of grant.

Members of the Compensation Committee

William Connell
Ryan M. Schwarz
Russell E. Taskey

Summary of Executive Compensation

     The following Summary Compensation Table sets forth summary information as to compensation received by the persons serving as our Chief Executive Officer at any time during our fiscal year ended December 29, 2001 and the four other most highly compensated executive officers of the Company (the "named executive officers") for services rendered to us in all capacities during the last three fiscal years ended December 29, 2001. Other than Ms. Kunkler, no current executive officer received compensation exceeding $100,000 for the fiscal year ended December 29, 2001. The table includes one additional executive who would have been among the four most highly compensated executive officers except for the fact that he was not serving as an executive officer for us as of the end of our fiscal year ended December 29, 2001.

                           Summary Compensation Table

                                                         Long Term
                                                        Compensation
                                 Annual Compensation       Awards
                                                         Securities
     Name and Principal      Fiscal                      Underlying       All Other
          Position            Year   Salary($)           Options(#)   Compensation($)
          --------            ----   ---------           ----------   ---------------
Carene S. Kunkler(1)          2001     123,575            1,325,000            62(a)
 President and Chief          2000           0                    0             0
 Executive Officer            1999           0                    0             0

Duane D. Kimble, Jr           2001      55,192              625,000            14(a)
 Executive Vice President,    2000           0                    0             0
 Finance and Chief            1999           0                    0             0
 Financial Officer


Craig H. Risk(2)              2001      80,774              300,000            56(a)
 Senior Vice President        2000      42,955                    0         4,000
                              1999     150,000               20,000         8,400

Sandra K. Likes               2001      70,613              250,000            67(a)
 Vice President               2000           0                    0             0
                              1999           0                    0             0

William T. Sullivan(3)        2001      91,060              100,000        94,891(b)
 Former President and         2000     238,043                    0        15,716
 Chief Executive Officer      1999     245,000               50,000        10,200

James W. Norton(4)            2001     139,434                    0       176,109(c)
 Former Executive Vice        2000     171,500                    0         4,673
 President, Finance           1999     165,000               25,000        12,500
 and Chief Financial
 Officer

--------
(1) Ms. Kunkler became an executive officer and was named President and Chief Executive Officer effective May 23, 2001.

(2) Mr. Risk became an executive officer and was named Vice President of Operations effective December 1997. Mr. Risk resigned from his position as Executive Vice President, New Business Development on March 17, 2000. Mr. Risk rejoined us as Senior Vice President, effective May 23, 2001.

(3) Mr. Sullivan resigned as President and Chief Executive Officer, effective May 23, 2001.

(4) Mr. Norton resigned as Executive Vice President, Finance and Chief Financial Officer, effective October 2001.

(a) Represents premiums paid for group life insurance coverage over $50,000.

(b) Mr. Sullivan received $218 for premiums paid for group life insurance coverage over $50,000; $15,000 for moving expenses; $4,551 for personal auto expenses; and a $70,122 severance payment pursuant to our separation agreement with him dated May 23, 2001.

(c) Mr. Norton received $212 premiums paid for group life insurance coverage over $50,000 and a $171,500 severance payment pursuant to our separation agreement with him dated October 12, 2001.

Option Grants in Last Fiscal Year

     The following table shows grants of stock options that we made during the fiscal year ended December 29, 2001 to each of the named executive officers in the Summary Compensation Table, above.

                                             Individual Grants
-----------------------------------------------------------------------------------------------        Potential Realizable
                               Number of         % of Total                                         Value at Assumed Annual Rates
                              Securities           Options          Exercise                         of Stock Price Appreciation
                              Underlying         Granted to          or Base                           for Option Term(2)
                               Options          Employees in          Price          Expiration     ------------------------------
 Name                       Granted (#) (1)      Fiscal Year        ($/Share)           Date             5%                10%
-------------               ---------------     -------------       ---------        ----------          ---                ---
Carene S. Kunkler ......         1,325,000             32.15%           $0.36         8/16/11         $303,425           $760,550
Duane D. Kimble, Jr ....           625,000             15.17%           $0.36         8/16/11         $143,125           $358,750
Craig H. Risk ..........           300,000              7.28%           $0.36         8/16/11          $68,700           $172,200
Sandra K. Likes ........           250,000              6.07%           $0.36         8/16/11          $57,250           $143,500
William T. Sullivan ....           100,000              2.43%           $0.50         5/23/05          $31,400            $79,700
James W. Norton ........                --                --               --              --               --                 --

(1) The options were granted pursuant to our 1992 Employee, Director and Consultant Stock Option Plan. The options granted to the named executive officers are incentive stock options and vest annually in three equal installments commencing one year from the date of grant, except for a non-qualified stock option that was granted to William T. Sullivan which vested immediately upon grant.

(2) In accordance with the rules of the Securities and Exchange Commission (the "SEC"), these columns provide the potential realizable value over the term of the option (the period from the grant date to the expiration date). We calculate this assuming that the fair market value of our common stock on the date of grant appreciates at the indicated annual rate, 5% and 10% compounded annually, for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts are based on assumed rates of appreciation and do not represent an estimate of our future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the optionholder's continued employment with us through the option exercise period, and the date on which the option is exercised.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

                              Number of Securities

                                                                Underlying                Value of Unexercised
                                                          Unexercised Options at          In-the-Money Options
                                                            Fiscal Year-End (#)           at Fiscal Year-End($)
                               Shares                       -------------------           ---------------------
                              Acquired         Value
           Name            on Exercise(#)   Realized($)  Exercisable   Unexercisable   Exercisable   Unexercisable(1)
           ----            --------------   -----------  -----------   -------------   -----------   ----------------
Carene S. Kunkler(2) .....       --              --               0       2,209,921             0               0
Duane D. Kimble, Jr ......       --              --               0         625,000             0               0
Craig H. Risk(2) .........       --              --               0         863,603             0               0
Sandra K. Likes(2) .......       --              --               0         336,486             0               0
William T. Sullivan ......       --              --         100,000               0             0               0
James W. Norton ..........       --              --               0               0             0               0

--------
(1) None of the unexercised options had exercise prices that were less than the closing sale price per share of our common stock as reported on the Over-the-Counter Bulletin Board on December 29, 2001.

(2) Includes options received in exchange for options of Eyeshop common stock in the Merger.

Option Exercises in Last Fiscal Year and Fiscal Year-End Values

   There were no options exercised during the last fiscal year.

PERFORMANCE GRAPH

     The graph below compares the performance of Sight Resource Corporation with that of NASDAQ, the NASDAQ Health Service Stock Return Index and the NASDAQ Retail Trade Stock Return Index. The comparison of total return on investment (change in period end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on December 31, 1996 in each of Sight Resource Corporation, the NASDAQ Stock Market, the NASDAQ Health Service Group and the NASDAQ Retail Trade Group with investment weighted on the basis of market capitalization. The graph lines merely connect quarter-end dates and do not reflect fluctuations between those dates.

                                    [GRAPH]

MONTHLY VALUES                      12/96       3/97         6/97        9/97        12/97        3/98        6/98        9/98
CALCULATED INDEX
Sight Resource Corporation         100.00        84.93       97.26      119.18        82.19       90.41       79.45        49.32
NASDAQ                             100.00        94.63      111.70      130.57       121.64      142.19      146.76       131.20
NASDAQ Health Service Stocks       100.00        93.37      104.92      114.14       102.60      112.57      102.22        76.78
NASDAQ Retail Trade Stocks         100.00        95.13      107.43      121.78       117.44      140.94      143.47       103.80

MONTHLY VALUES                      12/98         3/99         6/99        9/99       12/99        3/00        6/00         9/00
CALCULATED INDEX
Sight Resource Corporation          43.84        57.53        91.78       65.07       45.21       35.27       15.07         8.90
NASDAQ                             169.84       190.65       208.06      212.71      315.20      354.20      307.21       284.49
NASDAQ Health Service Stocks        86.98        77.87        96.20       71.06       69.96       72.76       74.25        82.43
NASDAQ Retail Trade Stocks         142.92       142.46       137.73      123.56      125.28      112.91       89.80        91.65

MONTHLY VALUES                      12/00        3/01         6/01        9/01       12/01
CALCULATED INDEX
Sight Resource Corporation      3.4235616   6.7945205         8.99        3.73        4.16
NASDAQ                             191.36      142.54       167.35      116.09      151.07
NASDAQ Health Service Stocks        96.05       91.63       117.29      119.28      118.44
NASDAQ Retail Trade Stocks          76.86       77.93        93.29       75.47      104.30

Employment and Separation Contracts and Termination of Employment and Change-in-Control Arrangements

     We have an oral employment arrangement with Ms. Kunkler. Under the arrangement with Ms. Kunkler, we have agreed to employ her as the President and Chief Executive Officer for an initial term of three years at an annual salary of $210,000, subject to adjustment from time to time by the board of directors. The arrangement provides that Ms. Kunkler's term of employment will be extended automatically for additional two-year periods upon expiration of the initial term and each subsequent two-year period unless we or Ms. Kunkler provides notice to the other party that the term shall not be extended.

     We had entered into employment agreements with Messrs. Sullivan and Norton. Upon Mr. Sullivan's resignation as Chief Executive Officer and Chief Executive Officer on May 23, 2001, Mr. Sullivan's employment agreement was superseded by a Separation Agreement between us and Mr. Sullivan. Under the terms of the Separation Agreement, Mr. Sullivan will receive $219,200 payable over a two-year period and $15,000 for relocation expenses. Additionally, until the earlier of two years after the termination of Mr. Sullivan's employment or the acceptance of full time employment by Mr. Sullivan, he will receive $950 per month in lieu of benefits. In connection with the Separation Agreement, all prior grants to Mr. Sullivan of options to purchase our common stock were terminated and Mr. Sullivan entered into a Non-Qualified Stock Option Agreement under which he received options to purchase up to 100,000 shares of our common stock at an exercise price of $0.50 per share.

     Upon Mr. Norton's resignation as Executive Vice President, Finance and Chief Financial Officer, effective October 12, 2001, Mr. Norton's employment agreement was superseded by a Separation Agreement between us and Mr. Norton. Under the terms of the Separation Agreement, Mr. Norton received a payment of $171,500 in November 2001. Additionally, until the earlier of one year after the termination of Mr. Norton's employment or the acceptance of full time employment by Mr. Norton, he will receive $685 per month in lieu of benefits. In connection with the Separation Agreement, all prior grants to Mr. Norton of options to purchase our common stock were terminated.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, and persons who own more than 10% of our common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock and our other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 29, 2001, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that one Initial Report of Beneficial Ownership of Securities on Form 3 was filed late by Duane D. Kimble, Jr. and one Statement of Annual Change in Beneficial Ownership on Form 5 was filed late by each of Ryan M. Schwarz, TCG Ventures, L.L.C. and TCG Ventures, Ltd.

Certain Relationships and Related Transactions

     On November 25, 1997, we closed upon the sale of an aggregate of 1,452,119 shares of Series B Convertible Preferred Stock and Class I (Mirror) and Class II Warrants to Carlyle Venture Partners, L.P., C/S Venture Investors, L.P., Carlyle U.S. Venture Partners, L.P., and Carlyle Venture Coinvestment, L.L.C. for a net purchase price of $4,582,000 (collectively, the "Purchasers"). The Series B Convertible Preferred Stock was purchased at a price lower than market value, and as a result, we accounted for the difference of $1,953,000 as a dividend to the holders of the Series B Convertible Preferred Stock. Each share of Series B Convertible Preferred Stock is convertible into one share of our common stock, subject to adjustment as further described below, at the Purchasers' option at any time and at our option if the price per share of common stock during any period of thirty consecutive trading days equals or exceeds $7.00 at any time during the first three years or $9.00 at any time thereafter. The holders of the Series B Convertible Preferred Stock have the right to appoint one director to our board of directors. In May 2000, the Purchasers appointed Ryan M. Schwarz, then a Vice President of The Carlyle Group, to our board of directors. The Class I (Mirror) Warrants entitled the Purchasers to purchase an amount of shares of our common stock equal to an aggregate of up to 19.9% of the shares of our common stock then purchasable under our outstanding warrants and options on the same terms and conditions of certain existing warrant and option holders. The Purchasers are obligated to exercise the Class I (Mirror) Warrants at the same time the options and warrants of existing holders are exercised, subject to certain limitations. As of December 29, 2001, we had outstanding 62,884 Class I (Mirror) Warrants. The Class II Warrants entitle the Purchasers to purchase up to an aggregate of 657,749 shares of common stock at an exercise price of $3.09 per share for a term that expires in November 2002, which number of shares of our common stock purchasable pursuant to the Class II Warrants increased and exercise price per share decreased in connection with the triggering of applicable anti-dilution provisions resulting from the Merger on July 20, 2001. The Purchasers are entitled to "shelf" registration rights and "piggyback" registration rights with respect to the shares of common stock underlying the Series B Convertible Preferred Stock, the Class I Warrants and the Class II Warrants. Upon a change of control, defined as (i) a change in any person or group obtaining a majority of the securities ordinarily having the right to vote in an election of directors; (ii) during any two year period, the individuals who at the beginning of the period constituted our board of directors no longer constitute a majority of the board of directors; (iii) any merger, consolidation, recapitalization, reorganization, dissolution or liquidation which results in the current stockholders no longer owning more than 50% of the voting securities; (iv) any sale, lease exchange or other transfer of all, or substantially all, of our assets; or (v) the adoption of a plan leading to our liquidation or dissolution, at the option of the Purchasers, we would be required to redeem the Series B Convertible Preferred Stock at a price equal to 105% of the offering price, subject to certain adjustments, plus accrued and unpaid dividends.

     On May 23, 2001, we entered into an agreement with the Purchasers which was effective upon the closing of the Merger. Pursuant to the agreement:

     . upon conversion of the Series B Convertible Preferred Stock, the Purchasers will be entitled to receive 3,176,511 shares of our common stock in satisfaction of the Purchasers' rights to receive anti-dilution protection in connection with the transactions contemplated by the Merger and a financing to follow;

     . the Purchasers (i) waived their rights to anti-dilution protection with respect to any of our future obligations to issue securities and
         (ii) waived their rights to receive the option to purchase additional shares of our common stock pursuant to the Class I (Mirror) Warrants with respect to future issuances of warrants and options, all in exchange for our issuance to the Purchasers of warrants to purchase an aggregate of up to 1,000,000 shares of our common stock at an exercise price of $0.20 per share on July 20, 2001;

     . we satisfied our obligations to pay dividends on the Series B Convertible Preferred Stock for between January 1, 2001 and March 1, 2001 by issuing an aggregate of 1,221,999 shares of our common stock in installments of 967,050 shares on August 1, 2001, and 254,949 shares on November 1, 2001;

     . dividends accruing on the Series B Convertible Preferred Stock after November 1, 2001 will accrue as cash dividends and be paid promptly in cash upon the earliest to occur of (i) the merger, consolidation, reorganization, recapitalization, dissolution or liquidation where our stockholders immediately following the consummation of such transaction no longer own more than 50% of our voting securities, (ii) the sale, lease, exchange or other transfer of all or substantially all of our assets, (iii) the consummation of an equity financing in which proceeds to us, net of transaction costs, are greater than or equal to $10 million, (iv) the end of the first twelve month period in which earnings before income taxes, depreciation and amortization are equal to or greater than $5 million or (v) the refinancing of our outstanding indebtedness to Fleet Bank; and

     . the Purchasers waived their right to more than one designee to our board of directors.

     Pursuant to the Merger, options to purchase Eyeshop common stock held by E. Dean Butler were exchanged for immediately exercisable options to purchase up to 242,281 shares of our common stock and options which are exercisable over a two year period to purchase up to an additional 86,485 shares of our common stock. In addition, pursuant to the terms of the Merger Agreement shares of Eyeshop common stock held by Dengar L.P., a limited partnership in which Mr. Butler was general partner at the time of the Merger, were exchanged for 950,814 shares of our common stock. Subsequent to the closing of the Merger, Dengar L.P. was dissolved and the shares of our common stock held by Dengar L.P. were distributed to its former partners.

     Pursuant to the Merger, options to purchase Eyeshop common stock held by Carene Kunkler, our President and Chief Executive Officer and a director, were exchanged for immediately exercisable options to purchase up to 242,281 shares of our common stock and options which are exercisable over a two-year period to purchase up to an additional 884,921 shares of our common stock.

     Pursuant to the Merger, shares of Eyeshop Series A Preferred Stock held by William Connell, a director, were exchanged for 221,440 shares of our common stock. Pursuant to the merger, 31,429 shares of Eyeshop Series A Preferred Stock owned by Euro Ventures Equity Holding B.V. ("Euro Ventures"), a wholly owned subsidiary of Excalibur Investments B.V., ("Excalibur") were exchanged for 307,690 shares of our common stock. Pursuant to the Stock Purchase Agreement, Euro Ventures purchased 551,299 shares of our common stock and Excalibur purchased 2,205,193 shares of our common stock. Pursuant to the Second Stock Purchase Agreement, Euro Ventures purchased 948,701 shares of our common stock and Excalibur purchased 3,794,807 shares of our common stock. Dino Tabacchi, one of our directors, is a majority Stockholder of Edec Holdings s.r.l ("Edec"). Excalibur is a wholly owned subsidiary of Edec.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Our Certificate of Incorporation provides for a classified board of directors, consisting of three classes of directors, with each class to be as nearly equal in number as is reasonably possible. We have designated two Class A directors (Ms. Kunkler, Mr. Schwarz and Mr. Tabacchi), three Class B directors (Mr. Butler, Mr. Callsen and Mr. Taskey) and two Class C directors (Mr. Connell and Mr. McLendon). The Class C Directors constitute a class with a term that expires at this year's annual meeting. The Class A and Class B directors will serve until the annual meetings of stockholders to be held in 2003 and 2004, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

     Pursuant to our bylaws, the board of directors has voted (i) to fix the board of directors at nine members and (ii) to nominate Mr. Connell and Mr. McLendon for election at the Meeting for a term of three years to serve until the annual meeting of stockholders in the year 2005, and until their respective successors are elected and qualified. The Class A directors (Ms. Kunkler and Mr. Schwarz) and the Class B directors (Mr. Butler, Mr. Callsen and Mr. Taskey) will serve until the annual meetings of stockholders to be held in 2003 and 2004, respectively, and until their respective successors have been elected and qualified. One vacancy remains on the board of directors.

     Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in his place. The board of directors has no reason to believe that any nominee will be unable or unwilling to serve as a director.

Vote Required

     A plurality of the shares voted affirmatively or negatively at the annual meeting is required to elect each nominee as a director.

Board Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MESSRS. CONNELL AND MCLENDON AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  PROPOSAL TWO
                   ADOPTION OF OUR 2002 EMPLOYEE, DIRECTOR AND
                              CONSULTANT STOCK PLAN

General

     Our 2002 Employee, Director and Consultant Stock Plan (the "2002 Plan") was approved by our board of directors on April 23, 2002. A total of 1,859,368 shares of common stock plus such additional shares as are represented by options previously granted under the 1992 Employee, Director and Consultant Stock Option Plan (the "1992 Plan") that are cancelled or expire without delivery of shares of common stock by us has been reserved for issuance under the Plan. Options for a total of 4,449,500 shares have been issued and remain outstanding under the 1992 Plan. On April 23, 2002, the board of directors are resolved not to grant any additional shares under the 1992 Plan once stockholders approve the 2002 Plan. By its terms, the 2002 Plan may be amended by the board of directors, provided that any amendment which the board of directors determines requires stockholder approval is subject to receiving such stockholder approval. This 2002 Plan is being submitted for your approval to ensure qualification of the plan under the Internal Revenue Code of 1986, as amended (the "Code") and, if ever applicable, the rules of the Nasdaq National Market.

Summary of Material Features of the 2002 Plan

            The following is a summary of the key provisions of the 2002 Plan, a copy of which is attached to this proxy statement as Annex A.

Purpose: The purpose of the 2002 Plan is to encourage ownership of our common stock by our employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.

Administration:         The 2002 Plan is to be administered by our board of
                        directors, except to the extent that it delegates its authority to a committee of the board of directors. The board of directors has designated its Compensation
                        Committee as the administrator of the 2002 Plan.

Awards: The 2002 Plan authorizes the issuance of stock grants to our employees, directors and consultants, the grant of incentive stock options to our employees and the grant of non-qualified options to our employees, directors and consultants (approximately 800 people).


Option Exercise Price:  For non-qualified options, the exercise price per share is determined by the Compensation Committee, subject to the limitation that the exercise price be at least equal to the par value of our common stock of $0.01 per share.

                        For incentive stock options, the exercise price per share is determined by the Compensation Committee, subject to the limitation that the exercise price be at least equal to 100% of the fair market value per share of common stock on the date of grant of the incentive stock option. If the optionee owns more than 10% of our total combined voting power, the exercise price per share must be at least equal to 110% of the fair market value per share of our common stock on the date of grant of the incentive stock option.

Term of Options:        The term of non-qualified options is determined by the
                        Compensation Committee. For incentive stock options, the term of the option, like the exercise price, depends upon the ownership interest of the optionee in our company. Generally, the term of an incentive stock option is ten years. If the optionee owns more than 10% of our total combined voting power, the term of the incentive stock option will be no more than five years.
                        An option is subject to early termination upon the termination of employment or other relationship of the optionee with us, whether such termination is by us, by the optionee, or as a result of the death or disability of the optionee.

Vesting; Exercise of
Options: An option may be exercised by giving written notice to us together with provision for payment of the full exercise price for the number of shares as to which the option is being exercised. The ability of an optionee to exercise an option, however, is subject to the vesting of the option. At the time the option is granted, a vesting period is established, which generally extends over a period of a few years. As the option vests, an optionee will be able to exercise the option with respect to the vested portion of the shares and ultimately with respect to all of the vested shares, until such time as the option expires or terminates.

Term of Stock Grant:    The date prior to which an offer of a stock grant must
                        be accepted by a grantee and the stock grant purchase price, if any, shall be determined by the Compensation
                        Committee. A stock grant may be subject to repurchase by us upon the termination of our employment of the grantee, under certain circumstances.

Federal Income Tax Considerations

     The following is a brief summary of the applicable federal income tax laws relating to stock options and stock grants under the Plan:

Incentive Stock Options:Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (referred to as the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

Non-Qualified Options:  Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

                        A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee's compensation income.

                        An optionee's initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:           With respect to stock grants under the Plan that result
                        in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

                        With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Vote Required

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting are required to adopt the 2002 Plan.

Board Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF THE 2002 PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 PROPOSAL THREE
   AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE FROM 50,0000,000 SHARES TO 70,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK
                            AUTHORIZED TO BE ISSUED


     The board of directors has determined that it is advisable to increase our authorized common stock from 50,000,000 shares to 70,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Certificate of Incorporation effecting the proposed increase. The full text of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Annex B.

     As of April 18, 2002, approximately 30.7 million shares of our common stock were issued and outstanding (excluding treasury shares) and approximately an additional 13.4 million shares were reserved for issuance upon the conversion of existing securities and exercise of warrants and options granted under our 1992 Plan. Accordingly, a total of approximately 5.9 million shares of common stock is available for future issuance.

     The board of directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the board of directors' discretion in connection with possible acquisitions of other companies, future financings, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock. However, the board of directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

     We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of any stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Vote Required

     The affirmative vote of a majority of our common stock outstanding and entitled to vote at the annual meeting and the affirmative vote of a majority of our common stock and Series B Convertible Preferred Stock outstanding and entitled to vote at the annual meeting voting together as a class are required to approve the amendment to our Certificate of Incorporation to effect the proposed increase in our authorized shares.

Board Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

                                  PROPOSAL FOUR
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The board of directors has appointed KPMG LLP, independent public accountants, to audit our financial statements for the fiscal year ending December 28, 2002. The board of directors proposes that the stockholders ratify this appointment. KPMG LLP audited our financial statements for the fiscal year ended December 29, 2001. We expect that representatives of KPMG LLP will be present at the annual meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

     We paid KPMG LLP a total of $132,500 for their audit of our annual financial statements for the fiscal year ended December 29, 2001 and for their review of our Quarterly Reports on Form 10-Q filed during the last fiscal year.

Financial Information Systems Design and Implementation Fees

     KPMG LLP did not provide us with any professional services with respect to financial information systems design and implementation for the fiscal year ended December 29, 2001.

All Other Fees

     During our fiscal year ended December 29, 2001, we paid KPMG LLP a total of $72,540 for other professional services, including an audit of our employee benefit plans and tax services.

     The Audit Committee has considered whether the provision of the services described above under the caption All Other Fees is compatible with maintaining KPMG LLP's independence.

     In the event that ratification of the appointment of KPMG LLP as our independent public accountants is not obtained at the annual meeting, the board of directors will reconsider its appointment.

Vote Required

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting is required to ratify the appointment of the independent public accountants.

Board Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                            REPORT OF AUDIT COMMITTEE

     The Audit Committee of the board of directors, which consists entirely of directors who meet the independence and experience applicable to companies listed on the Nasdaq National Market, has furnished the following report.

     The Audit Committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, our compliance with legal and regulatory requirements and the quality of our internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the board of directors, which is attached as Annex C to this proxy statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the board of directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2001, the Audit Committee took the following actions:

     . Reviewed and discussed the audited financial statements for the fiscal year ended December 29, 2001 with management and KPMG LLP, our independent auditors;

     . Discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

     . Received written disclosures and the letter from KPMG LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with KPMG LLP their independence. The Audit Committee considered, with a view to maintaining the independence of its independent auditors, the nature and scope of the non-audit services supplied by our independent auditors. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2001 filed with the Securities and Exchange Commission.

Members of the Audit Committee

William G. McLendon
Christian E. Callsen
Dino Tabacchi

                                  OTHER MATTERS

     We do not presently intend to bring any matters other than those described in this proxy statement before our annual meeting. Further, we have no knowledge of any other matters that may be introduced by other persons. If any other matters do properly come before the annual meeting or any adjournment or postponement of our annual meeting, the persons named in the enclosed proxy, as applicable, will vote the proxies in keeping with their judgment on such matters.

                             STOCKHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2003, stockholder proposals must be received no later than __________. To be considered for presentation at the annual meeting of stockholders to be held in 2003, although not included in the proxy statement, proposals must be received not earlier than _______ and not later than ________. Proposals received after that date will not be voted on at the annual meeting of stockholders to be held in 2003. If a proposal is received before _________, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals should be marked for the attention of Secretary, Sight Resource Corporation, 6725 Miami Avenue, Suite 102 Cincinnati, Ohio 45243.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                          By order of the board of directors:

                                          /s/ CARENE S. KUNKLER

                                          CARENE S. KUNKLER
                                          President and Chief Executive Officer

May ___, 2002

                                                                         Annex A

                           SIGHT RESOURCE CORPORATION

                2002 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

1.   DEFINITIONS AND PURPOSES.
     ------------------------

A.   Definitions

     Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Sight Resource Corporation 2002 Employee, Director and Consultant Stock Plan, have the following meanings:

     1. Administrator means the Board of Directors, unless it has delegated power to act on its behalf to a committee. (See Article 3)

     2. Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

     3.  Board of Directors means the Board of Directors of the Company.

     4.  Code means the United States Internal Revenue Code of 1986, as amended.

     5. Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

     6.  Company means Sight Resource Corporation, a Delaware corporation.

     7. Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

     8.  Fair Market Value of a Share of Common Stock means:

         (a) If such Shares are then listed on any national securities exchange, the fair market value shall be the closing or last sale price, if any, on the largest such exchange on the date immediately preceding the date of the grant of the Option, or, if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option;

         (b) If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the closing or last sale price, if any, as reported in the National Association of Securities Dealers Automated Quotation System (NASDAQ) for the date immediately preceding the date of the grant of the Options, or if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the Option;

         (c) If the Shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date immediately preceding the date of the grant of the option, or, if none, for the most recent trade date thirty
(30) days or less prior to the date of the grant of the Option for which such quotations are reported; and

         (d) If the market value cannot be determined under the preceding three paragraphs, it shall be determined in good faith by the Board of Directors.

     9. ISO means an option meant to qualify as an incentive stock option under Code Section 422.

     10. Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

     11. Non-Qualified Option means an option which is not intended to qualify as an ISO.

     12. Option means an ISO or Non-Qualified Option granted under the Plan.

     13. Option Agreement means an agreement between the Company and a Participant executed and delivered pursuant to the Plan, in such form as the Administrator shall approve.

     14. Participant means a Key Employee, director or consultant to whom one or more Stock Rights are granted under the Plan.

     15. Participant's Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

     16. Plan means the SRC 2002 Employee, Director and Consultant Stock Plan.

     17. Shares means shares of the common stock, $.01 par value, of the Company ("Common Stock") as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article 2 of the Plan. The shares issued upon exercise or acceptance of Stock Rights granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

     18. Stock Grant means a grant by the Company of Shares under the Plan.

     19. Stock Grant Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

     20. Stock Right means a right to Shares of the Company granted pursuant to the Plan - an ISO, Non-qualified Option or a Stock Grant.


B.   Purposes of the Plan

     The Plan is intended to encourage ownership of Shares by Key Employees, non-employee directors and certain consultants of the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the issuance of ISOs, Non-Qualified Options and Stock Grants.

2.   SHARES SUBJECT TO THE PLAN.
     --------------------------

     The number of Shares which may be issued from time to time pursuant to the Plan shall be 1,859,368 Shares plus such additional Shares as are represented by options previously granted under the Company's 1992 Employee, Director and Consultant Stock Option Plan which are cancelled or expire after the date of the adoption of this Plan without delivery of shares of stock by the Company, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction effected after such date in accordance with Article 22 of the Plan.

     If an Option ceases to be "outstanding", in whole or in part, or if the Company shall reacquire any Shares issued pursuant to a Stock Grant, the Shares which were subject to such Option and any Shares so reacquired by the Company shall be available for the granting of other Stock Rights under the Plan.

Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

3.   ADMINISTRATION OF THE PLAN.
     --------------------------

     The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to a Committee of the Board of Directors which delegation shall be set forth in writing. Subject to the provisions of the Plan, the Administrator is authorized to:

     a. Interpret the provisions of the Plan or of any Option or Stock Grant and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Stock Rights;

     c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; and

     d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

     provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Code Section 422 of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is other than the Board of Directors.

     If permissible under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it provided that any such allocation or delegation shall be set forth in a writing. Any such allocation or delegation may be revoked in writing by the Board of Directors or the Committee at any time.

4.   ELIGIBILITY FOR PARTICIPATION.
     -----------------------------

     The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding any of the foregoing provisions, the Administrator may authorize the grant of a Stock Right to a person not then an employee, director or consultant of the Company or of an Affiliate. The actual grant of such Stock Right, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Key Employees. Non-Qualified Options and Stock Grants may be granted to any Key Employee, director or consultant of the Company or an Affiliate. Granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights. In no event shall any Participant be granted, in any consecutive three year period, Stock Rights to purchase more than 2,250,000 shares pursuant to the Plan.

5.   TERMS AND CONDITIONS OF OPTIONS.
     -------------------------------

     Each Option shall be set forth in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Option

Agreements, which may be changed in the Administrator's discretion for any particular Participant (provided that any change in the Incentive Stock Option Agreement is not inconsistent with Code Section 422), shall be subject to the following terms and conditions:

     A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

     a. The Option Agreement shall be in writing in the form approved by the Administrator, with such modifications to such form as the Administrator shall approve.

     b. Option Price: The option price (per share) of the Shares covered by each Option shall be determined by the Administrator but shall not be less than the par value per share of the Shares on the date of the grant of the Option.

     c. Each Option Agreement shall state the number of Shares to which it pertains.

     d. Each Option Agreement shall state the date on which it first is exercisable and the date after which it may no longer be exercised. Except as otherwise determined by the Administrator, each Option granted hereunder shall become cumulatively exercisable in three (3) equal annual installments of thirty-three (33%) each, commencing on the first anniversary date of the Option Agreement executed by the Company and the Participant with respect to such Option, and continuing on each of the next two (2) anniversary dates. In addition, at the Administrator's discretion, option rights may accrue or become exercisable in installments over a period of months or years, upon the occurrence of certain conditions or attainment of stated goals or events.

     e. Each Option shall terminate not more than 10 (ten) years from the date of grant thereof or at such earlier time as the Option Agreement may provide.

     f. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

               i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

               ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

     B. ISOs: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Code Section 422 and relevant regulations and rulings of the Internal Revenue Service:

     a. Minimum standards: The ISO shall meet the minimum standards for Non-Qualified Options, as described in subarticle A above, except for clause
(b) thereunder.

     b. Option Agreement: The Option Agreement for an ISO shall be in writing in substantially the form as approved by the Administrator, with such changes to such form as the Administrator shall approve, provided any changes are not inconsistent with Code Section 422.

     c. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code Section 424(d):

              i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

              ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall be not less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

     d.  Term of Option: For Participants who own

              i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide;

              ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

     e. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (e) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

     f. Limitation on Grant of ISOs: No ISOs shall be granted after the expiration of the earlier of ten (10) years from the date of the adoption of the Plan by the Company or the approval of the Plan by the shareholders of the Company.

6.   TERMS AND CONDITIONS OF STOCK GRANTS.
     ------------------------------------

     Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in a Stock Grant Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Stock Grant Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

     (a) Each Stock Grant Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

     (b) Each Stock Grant Agreement shall state the number of Shares to which the Stock Grant pertains; and

     (c) Each Stock Grant Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such reacquisition rights shall accrue and the purchase price therefor, if any.

7.   EXERCISE OF OPTION AND ISSUE OF SHARES.
     --------------------------------------

     An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this paragraph for the shares as to which such Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, (c) at the discretion of the Administrator, by delivery of the grantee's personal note, for full recourse, bearing interest payable not less than annually at market rate on the date of exercise at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b),
(c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

     The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "Blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for paid-up non-assessable Shares.

     The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Article 25) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Article 5B subparagraph (e).

     The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

8.   ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES.
     ---------------------------------------------

     A Stock Grant (or any part or installment thereof) shall be accepted by executing the Stock Grant Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant is being accepted, and upon compliance with any other conditions set forth in the Stock Grant Agreement. Payment of the purchase price for the Shares as to which such Stock Grant is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant to the purchase price of the Stock Grant, or (c) at the discretion of the Administrator, by delivery of the grantee's personal note, for full recourse, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

     The Company shall then reasonably promptly deliver the Shares as to which such Stock Grant was accepted to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the Stock Grant Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or " blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

     The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant or Stock Grant Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant was made, if the amendment is adverse to the Participant.

9.   RIGHTS AS A SHAREHOLDER.
     -----------------------

     No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Rights, except after due exercise of the Option or acceptance of the Stock Grant and provision for payment of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company's share register in the name of the Participant.

10.  ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.
     -------------------------------------------------

     By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution or (ii) as approved by the Administrator in its discretion and set forth in the applicable Option Agreement or Stock Grant Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph.

Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

11.  EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE".
     -------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee or consultant) before the Participant has exercised all Options, the following rules apply:

     a. A Participant who ceases to be an employee or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Articles 12, 13, and 14, respectively), may exercise any Option granted to him or her to the extent that the right to purchase Shares has accrued on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

     b. Except as provided in subparagraph c below, or Articles 13 or 14, in no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

     c. The provisions of this paragraph, and not the provisions of Article 13 or 14, shall apply to a Participant who subsequently becomes disabled or dies after the termination of employment, or consultancy, provided, however, in the case of a Participant's death, the Participant's survivors may exercise the Option within six (6) months after the date of the Participant's death, but in no event after the date of expiration of the term of the Option.

     d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment or consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

     e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Article 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     f. Options granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates, so long as the Participant continues to be an employee or consultant of the Company or any Affiliate, provided, however, if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the Participant's rights under any Option granted to such Participant in accordance with the terms of the Plan and the pertinent Option Agreement.

12.      EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".
         --------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee or consultant) is terminated "for cause" prior to the time that all of his or her outstanding Options have been exercised:

     a. All outstanding and unexercised Options as of the date the Participant is notified his or her service is terminated "for cause" will immediately be forfeited, unless the Option Agreement provides otherwise.

     b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

13.  EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.
     -----------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee of or consultant to the Company or of an Affiliate by reason of Disability may exercise any Option granted to such
Participant:

     a. To the extent that the right to purchase Shares has accrued on the date of his Disability; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of such rights based upon the number of days prior to such Participant's Disability and during the accrual period which next ends following the date of Disability.

     A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled or, if earlier, within the originally prescribed term of the Option.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

14.  EFFECT OF DEATH WHILE AN EMPLOYEE OR CONSULTANT.
     -----------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant to whom an Option has been granted while the Participant is an employee or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

     a.  To the extent exercisable but not exercised on the date of death; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of such rights based upon the number of days prior to the Participant's death and during the accrual period which next ends following the date of death;

     If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee or consultant or, if earlier, within the originally prescribed term of the Option.

15.  EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS.
     ------------------------------------------------

     In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

     For purposes of this Article 15 and Article 16 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Article 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     In addition, for purposes of this Article 15 and Article 16 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

16.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR
     --------------------------------------------------------------------------
     DEATH OR DISABILITY.
     -------------------

     Except as otherwise provided in a Participant's Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination "for cause, " Disability, or death for which events there are special rules in Articles 17, 18 and 19, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company's repurchase rights have not lapsed.

17.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".
     ------------------------------------------------------------

     Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause":

     a. All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

     b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the Company's right to repurchase all of such Participant's Shares shall apply.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

18.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.
     ---------------------------------------------------------------

     Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

19.  EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
     -------------------------------------------------------------------------

     Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an
Affiliate: to the extent the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant's death.

20.  PURCHASE FOR INVESTMENT.
     -----------------------

     Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a. The person(s) who exercises or accepts such Stock Right shall warrant to the Company, prior to receipt of the Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

     "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

     b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the Act without registration thereunder.

     The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

21.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.
     -----------------------------------------

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the right to purchase Shares has accrued under the Plan as of the date immediately prior to such dissolution or liquidation.

22.  ADJUSTMENTS.
     -----------

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Participant and the Company relating to such Stock Right:

     A. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise or acceptance of such Stock Right shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitation in Article 4 shall be proportionately adjusted upon the occurrence of such events.

     B. Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

     With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or
(ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

     C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising or accepting a Stock Right after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Stock Right had been exercised or accepted prior to such recapitalization or reorganization.

     D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Administrator, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

23.  ISSUANCES OF SECURITIES.
     -----------------------

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

24.  FRACTIONAL SHARES.
     -----------------

     No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the Fair Market Value thereof.

25.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS: TERMINATION OF ISOs.
     ------------------------------------------------------------------

     The Administrator, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISO's converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

26.  WITHHOLDING.
     -----------

     In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Article 27) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Article 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

27.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
     ----------------------------------------------

     Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or (b) one year after the date the Key Employee acquired shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

28.  TERMINATION OF THE PLAN.
     -----------------------

     Except as provided in the following sentence, the Plan will terminate on April 23, 2012. The Plan may be terminated at an earlier date by vote of the stockholders or the Board of Directors of the Company; provided, however, that any such earlier termination will not affect any Option Agreements or Stock Grant Agreements executed prior to the effective date of such termination.

29.  AMENDMENT OF THE PLAN.
     ---------------------

     The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements and Stock Grant Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements and Stock Grant Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

30.  EMPLOYMENT OR OTHER RELATIONSHIP.
     --------------------------------

     Nothing in this Plan or any Option Agreement or Stock Grant Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

31.  GOVERNING LAW.
     -------------

     This Agreement shall be construed and enforced in accordance with the law of the State of Delaware.

                                                                       Annex B

                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           SIGHT RESOURCE CORPORATION

     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is Sight Resource Corporation.

     2. The date of filing of the original Certificate of Incorporation of the Corporation under the name NewVision Technology, Inc. was November 2, 1992. Thereafter the following documents were filed: (1) a Restated Certificate filed on May 10, 1994; (2) a Certificate of Ownership filed on October 10, 1995 to change the name of the Corporation to Sight Resource Corporation; (3) a Certificate of Designation filed on May 12, 1997; (4) a Certificate of Designation filed on November 24, 1997; and (5) Certificate of Amendment of Restated Certificate of Incorporation of Sight Resource Corporation filed on July 20, 2001.

     3. The Restated Certificate of Incorporation is hereby amended by deleting the first paragraph of Article FOURTH thereof and by substituting the following in lieu thereof:

     "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 70,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $0.01 par value per share ("Undesignated Preferred Stock")."

     4. At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the holders of outstanding shares of the Corporation having no less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted, authorized the adoption of the aforesaid amendments upon notice duly given.

     5. The amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

   Signed this ________ day of _________,  2002.


                               -----------------------------
                               Carene S. Kunkler
                               President and Chief Executive Officer

                                                                         Annex C


[GRAPHIC REMOVED HERE]



                             Audit Committee Charter
                                   August 2001

     CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.   AUDIT COMMITTEE PURPOSE

The board of directors is responsible to the shareholders, potential shareholders and the investment community with regard to corporate accounting, the quality and integrity of the Company's financial reports, and compliance with applicable laws and regulations.

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     o Monitor the independence and performance of the Company's independent auditors.

     o Provide a free and open avenue of communication among the independent auditors, management, the internal auditors (if any) and the board of directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee receives the resources and assistance, including training, necessary to discharge its responsibilities and has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary for performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the NASDAQ. The Audit Committee shall be comprised of three directors as determined by the board of directors, each of whom shall be independent non-executive directors free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

Audit Committee members and the Audit Committee Chair shall be appointed by the board of directors on recommendation of the Nominating Committee.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. In order to ensure clear and unfiltered communications, the Audit Committee shall meet privately in executive session at least annually with management, the independent auditors and the internal auditors (if any), and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the

Audit Committee or at least its Chair shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the board of directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. In consultation with management, the independent auditors and the internal auditors (if any), consider the integrity of, and any suggested changes to, the Company's financial reporting policies, processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

3. Review the Company's annual results prior to the release of earnings and the audited financial statements prior to filing or distribution. This review includes discussion with management and the independent auditors of significant issues regarding: accounting principles, practices and judgments; the impact of any significant transactions and events; the reasons for any major variances against budget; the quality and clarity of the Company's annual report.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant issues regarding: accounting principles, practices and judgments; the impact of any significant transactions and events; the reasons for any major variances against budget; the quality and clarity of the Company's quarterly reports. Obtain any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

5. The independent auditors are ultimately accountable to the Audit Committee and the board of directors. On an annual basis, the Committee shall obtain from and discuss with the independent auditors a formal written statement of all significant relationships they have with the company, in order to determine whether these might impair their independence. The Audit Committee shall also review the performance of the auditors and annually recommend to the board of directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors for consulting engagements beyond the scope of the audit engagement letter.

7. Review the quality of the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach. Review the adequacy of the fees proposed.

8. On an annual basis, the Audit Committee shall obtain from and discuss with management a report addressing the effective operation of the Company's internal controls.

Legal Compliance

9. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the group's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

10. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

11. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the board of directors deems necessary or appropriate.

12. Maintain minutes of meetings and periodically report to the board of directors on significant results of the foregoing activities.

Example of Audit Committee Meeting Agenda for Year

The following guidelines are merely an example of topics that may be covered at Audit Committee meetings. The Committee is not required to follow this schedule rigidly and is free to determine the nature and extent of its activities in relation to any specific requirements it may have.

                                                                         --------------------------------------------
                                                                                     Scheduled Meetings
                                                                         --------------------------------------------
Charter step                                                               April      July      October    January
                                                                         --------------------------------------------
I. Audit Committee Purpose
                                                                         --------------------------------------------
Conduct special investigations                                               *          *          *          *
                                                                         --------------------------------------------
II. Audit Committee Composition and Meetings
                                                                         --------------------------------------------
Assess independence and financial literacy of audit committee                           X
                                                                         --------------------------------------------
Establish number of meetings                                                            X
                                                                         --------------------------------------------
Audit Committee Chair to establish meeting agenda                            X          X          X          X
                                                                         --------------------------------------------
Enhance financial literacy - update on current financial events              X          X          X          X
                                                                         --------------------------------------------
Executive session with auditors, management, committee                       X          X          X          X
                                                                         --------------------------------------------
III. Audit Committee Responsibilities and Duties
                                                                         --------------------------------------------
1. Review charter, publish in proxy                                          X
                                                                         --------------------------------------------
2. Review annual financial statements - discuss with mgmt, auditors                                           X
                                                                         --------------------------------------------
3. Consider internal controls and financial risks                            X                     X
                                                                         --------------------------------------------
4. Review quarterly results and findings                                     X          X          X          X
                                                                         --------------------------------------------
5. Recommend appointment of auditors                                         X
                                                                         --------------------------------------------
6. Approve audit fees                                                                   X
                                                                         --------------------------------------------
7. Discuss auditor independence                                              X
                                                                         --------------------------------------------
8. Review audit plan                                                                    X
                                                                         --------------------------------------------
9. Discuss year-end results, SAS 61 report                                                                    X
                                                                         --------------------------------------------
10. Discuss quality of accounting principles                                 *          *          *          X
                                                                         --------------------------------------------
11. Review legal matters with counsel                                                   *                     X
                                                                         --------------------------------------------
12. Prepare report to shareholders                                           X
                                                                         --------------------------------------------
13. Perform other activities as appropriate                                  *          *          *          *
                                                                         --------------------------------------------
14. Maintain minutes and report to Board                                     X          X          X          X
                                                                         --------------------------------------------
15. Review Code of Conduct                                                              X
                                                                         --------------------------------------------
16. Perform self-assessment of audit committee performance                                         X
                                                                         --------------------------------------------
17. Review financial personnel succession planning                                                 X
                                                                         --------------------------------------------
18. Review director and officer expenses and related party transactions      X
                                                                         --------------------------------------------
X = Recommended Timing  * = As Needed

                                   APPENDIX I

Statement of Auditing Standards (SAS) No. 61 requires that auditors discuss certain matters with audit committees of all SEC engagements. Items to be communicated include:

o    The auditor's responsibility under Generally Accepted Auditing Standards
     (GAAS)

o    Significant accounting policies

o    Management judgments and accounting estimates

o    Significant audit adjustments

o    Other information in documents containing audited financial statements

o Disagreements with management - including accounting principles, scope of audit, disclosures

o    Consultation with other accountants by management

o    Major issues discussed with management prior to retention

o    Difficulties encountered in performing the audit.

                              PRELIMINARY COPIES

                           SIGHT RESOURCE CORPORATION

THIS PROXY IS BEING SOLICITED BY SIGHT RESOURCE CORPORATION'S BOARD OF DIRECTORS

         The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated May __, 2002 in connection with the Annual Meeting to be held at 10:00 a.m. on Thursday, May 30, 2002, at the company's corporate headquarters located at 6725 Miami Avenue, Cincinnati, Ohio 45243 and hereby appoints Carene S. Kunkler and Duane Kimble, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Sight Resource Corporation registered in the name provided herein which the undersigned is entitled to vote at the May 30, 2002 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

         This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the election of directors and FOR Proposals 2, 3, and 4.

         In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

         Election of directors (or if any nominee is not available for election, such substitute as the board of directors may designate).

                  Nominees:         William Connell           William McLendon

         SEE REVERSE SIDE FOR OTHER PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.


        (SEE REVERSE SIDE)                                    (SEE REVERSE SIDE)

                                  (DETACH HERE)

                    [X] Please mark votes as in this example.

         The Board of Directors recommends a vote FOR Proposals 1, 2 3 and 4.

         1.  Election of Directors (see reverse).

             [_]  FOR ALL NOMINEES              [_]  WITHHOLD FOR ALL NOMINEES

                                    --------------------------------------------
                                    [_]  FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

         2. Proposal to adopt the Company's 2002 Employee, Director and Consultant Stock Plan.

             [_]  FOR               [_]  AGAINST                 [_]  ABSTAIN

         3. Proposal to amend our Certificate of Incorporation to increase the number of its authorized shares of common stock, par value $0.01 per share, from 50,000,000 to 70,000,000 shares.

             [_]  FOR               [_]  AGAINST                 [_]  ABSTAIN

         4. Proposal to ratify the appointment of KPMG LLP as independent public accountants for Sight Resource Corporation for the fiscal year ending December 28, 2002.

             [_]  FOR               [_]  AGAINST                 [_]  ABSTAIN

             Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                     Signature:                                Date
                               -------------------------------     -----------


                     Signature:                                Date
                               -------------------------------     -----------